EXHIBIT 99.2

Equity One, Inc. Supplemental Information Package

December 31, 2006

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2006
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of December 31, 2006

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2005 and Form 10-Q for the period ended September 30, 2006 should be read in conjunction with the above information. Also, the subsequent filing of the Company's Form 10-K for the year ended December 31, 2006. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - OPERATING RATIOS
As of December 31, 2006
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2006	Dec 31, 2005	Dec 31, 2006	Dec 31, 2005
Selected Operating Items:
Total revenue*	$62,686	$65,324	$248,014	$255,239
Property operating expenses*	18,408	19,166	69,214	67,259
General & administrative expenses (G&A)*	11,023	4,339	26,895	17,281

Net income	$29,123	$17,767	$176,955	$92,741
Net income per diluted share	0.40	0.24	2.38	1.24

Income from continuing operations	$9,529	$13,071	$57,023	$60,556
Income from continuing operations per diluted share	0.13	0.18	0.77	0.81

Funds from operations (FFO)	$20,047	$28,932	$110,311	$124,836
FFO per diluted share	0.27	0.38	1.48	1.67

Funds available for distribution before debt payments (FAD)	$14,579	$24,956	$89,882	$106,846
FAD per diluted share	0.20	0.33	1.21	1.43

Total dividends paid per share (1)	$0.30	$0.30	$2.20	$1.17

Operating Ratios:
Net operating income margin (see page 7)*	70.3%	70.6%	71.9%	73.6%
Expense recovery ratio (expense recoveries/operating expenses)*	74.4%	80.5%	79.3%	81.8%

Consolidated EBITDA margin (see page 6)*	53.5%	64.4%	62.5%	68.0%
Consolidated EBITDA to interest coverage ratio*	2.4	3.3	3.0	3.4

G&A as % of total revenues*	17.1%	6.6%	10.2%	6.6%
G&A as % of total assets (annualized)	2.15%	0.85%	1.31%	0.84%

Dividend / FFO payout ratio (1)	111.1%	78.9%	81.1%	70.1%
FFO multiple (annualized if < 12 months)	24.7	15.2	18.0	13.8

Dividend / FAD payout ratio (1)	150.0%	90.9%	99.2%	81.8%
FAD multiple (annualized if < 12 months)	33.3	17.5	22.0	16.2

* The indicated line item includes amounts reported in discontinued operations.
(1) Dividend amounts include a $1.00 per share special dividend paid on June 30, 2006. Payout ratios exclude the $1.00 per share special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS - DEBT RATIOS - QUARTERLY BREAKOUT
As of December 31, 2006
(in thousands, except per share data)
	As of

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Fixed rate debt	$886,647	$859,487	$811,699	$928,108	$816,925	$819,564	$704,203	$738,817
Fixed rate debt - swapped to variable rate	96,187	95,479	93,999	94,052	95,404	95,514	97,310	95,165
Variable rate debt - unhedged	76,500	44,000	47,000	115,000	93,165	39,000	184,161	144,763
Total debt*	$1,059,334	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Fixed rate debt	83.70%	86.04%	85.20%	81.62%	81.25%	85.90%	71.44%	75.49%
% Fixed rate debt - swapped to variable rate	9.08%	9.56%	9.87%	8.27%	9.49%	10.01%	9.87%	9.72%
% Variable rate debt - unhedged	7.22%	4.40%	4.93%	10.11%	9.26%	4.09%	18.68%	14.79%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

% Variable rate debt - total	16.30%	13.96%	14.80%	18.38%	18.75%	14.10%	28.56%	24.51%

Secured mortgage debt	$391,647	$360,471	$366,699	$433,108	$446,925	$449,546	$454,203	$488,817
Unsecured debt	667,687	638,495	585,999	704,052	558,569	504,532	531,471	489,928
Total debt*	$1,059,334	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745

% Secured mortgage debt	36.97%	36.49%	38.49%	38.09%	44.45%	47.12%	46.08%	49.94%
% Unsecured debt	63.03%	63.51%	61.51%	61.91%	55.55%	52.88%	53.92%	50.06%
Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Total market capitalization (from page 8)	$3,019,359	$2,741,436	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

% Secured mortgage debt	12.97%	13.30%	14.97%	14.41%	16.20%	16.61%	16.88%	19.43%
% Unsecured debt	22.11%	23.14%	23.93%	23.43%	20.25%	18.64%	19.76%	19.48%
Total debt : Total market capitalization	35.08%	36.44%	38.90%	37.84%	36.45%	35.24%	36.64%	38.91%

Weighted-average interest rate on secured mortgage debt	7.26%	7.29%	7.30%	7.30%	7.19%	7.24%	7.24%	7.26%
Weighted-average interest rate on senior unsecured notes**	5.67%	5.65%	5.49%	5.49%	5.20%	5.42%	5.08%	5.10%
Weighted-average interest rate on revolving credit facilities	5.63%	5.64%	5.69%	5.14%	4.68%	4.15%	3.69%	3.19%

Weighted-average maturity on mortgage debt	5.4 years	5.4 years	5.4 years	4.8 years	5.2 years	5.6 years	5.8 years	5.6 years
Weighted-average maturity on senior unsecured notes	7.2 years	7.9 years	5.9 years	5.6 years	4.6 years	4.8 years	3.3 years	3.5 years

* excluding unamortized premium/discount
** excluding the effect of interest rate swaps

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2006	Dec 31, 2005	Dec 31, 2006	Dec 31, 2005

Net income	$29,123	$17,767	$176,955	$92,741
Rental property depreciation and amortization*	10,630	11,137	44,791	43,447
Other depreciation and amortization	200	163	726	577
Interest expense*	14,312	12,813	55,522	51,983
Amortization of deferred financing fees*	389	391	1,503	1,512
Minority interest*	28	44	206	188
Gain on disposal of income producing property	(19,844)	-	(115,168)	(11,460)
Equity in income of unconsolidated joint ventures	(328)	-	(203)	-
Consolidated EBITDA*	$34,510	$42,315	$164,332	$178,988

Consolidated interest expense*	$14,312	$12,813	$55,522	$51,983

Consolidated EBITDA : interest coverage ratio*	2.4	3.3	3.0	3.4

Revenue
Total revenue*	$62,686	$65,324	$248,014	$255,239
Investment income	892	424	7,487	7,941
Sale of real estate	900	-	6,937	-
Other income	-	-	389	-
Total revenue*	$64,478	$65,748	$262,827	$263,180

Consolidated EBITDA margin (EBITDA/total revenue)*	53.5%	64.4%	62.5%	68.0%

Total market capitalization (see page 8)	$3,019,359	$2,757,987	$3,019,359	$2,757,987
Total market capitalization to total EBITDA multiple*	21.9	16.3	18.4	15.4

* The indicated line item includes amounts reported in discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the twelve months ended		Percent
	Dec 31, 2006	Dec 31, 2005	Change	Dec 31, 2006	Dec 31, 2005	Change

Consolidated net operating income (1)
Total rental revenue	$61,960	$65,151	(4.9%)	$245,947	$254,741	(3.5%)
Property operating expenses (2)	18,408	19,166	(4.0%)	69,214	67,259	2.9%
Consolidated net operating income	$43,552	$45,985	(5.3%)	$176,733	$187,482	(5.7%)

Consolidated NOI margin (NOI/total rental revenue)	70.3%	70.6%		71.9%	73.6%

Consolidated same property NOI (3)
Total rental revenue	$52,204	$50,814	2.7%	$196,792	$187,905	4.7%
Property operating expenses	15,957	15,594	2.3%	56,945	52,073	9.4%
Net operating income	$36,247	$35,220	2.9%	$139,847	$135,832	3.0%

Growth in same property NOI	2.9%			3.0%

Number of properties included in analysis	142			136
Same property occupancy	94.9%	94.6%		94.8%	94.8%

(1) Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2) Net of intercompany expenses.
(3) Excludes the effects of straight line rent, lease termination fees and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION - QUARTERLY BREAKOUT
As of December 31, 2006
(in thousands, except per share data)

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Closing market price of common stock	$26.66	$23.97	$20.90	$24.56	$23.12	$23.25	$22.70	$20.59
Dividend yield (based on current annualized dividend) (1)	4.50%	5.01%	5.74%	4.89%	5.19%	4.99%	5.11%	5.63%
Dividends paid per share (1)	$0.30	$0.30	$1.30	$0.30	$0.30	$0.29	$0.29	$0.29

Net book value per share (fully diluted, end of period)	$12.58	$12.49	$12.75	$12.84	$12.83	$12.83	$12.73	$12.64

Liquidity
Cash and cash equivalents (includes cash held in escrow)	$1,547	$18,560	$47,884	$2,216	$102	$3,308	$-	$-
Revolving credit facilities
Gross potential available under current credit facilities	$280,000	$280,000	$280,000	$280,000	$345,000	$345,000	$345,000	$345,000
less: Outstanding balance	(76,500)	(44,000)	(47,000)	(115,000)	(93,165)	(39,000)	(179,387)	(144,763)
Holdback for letters of credit	(4,989)	(5,943)	(5,896)	(1,371)	(1,283)	(1,283)	(1,283)	(1,289)
Net potential available under credit facilities	$198,511	$230,057	$227,104	$163,629	$250,552	$304,717	$164,330	$198,948

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common shares	72,755.717	72,673.863	73,235.641	75,360.212	74,891.792	74,522.955	74,029.497	73,561.218
Diluted common shares
Unvested restricted common shares	381.017	460.067	401.834	391.214	517.637	525.954	582.787	576.122
Walden Woods shares	93.656	93.656	93.656	93.656	93.656	93.656	93.656	93.656
Common stock options (treasury method, closing price)	346.938	240.482	165.612	305.327	301.217	399.136	379.914	400.907
Fully diluted common shares	73,577.328	73,468.068	73,896.743	76,150.409	75,804.302	75,541.701	75,085.854	74,631.903

Total debt (excluding unamortized premium/discount)	$1,059,334	$998,966	$952,698	$1,137,160	$1,005,494	$954,078	$985,674	$978,745
Cash and cash equivalents (includes cash held in escrow)	(1,547)	(18,560)	(47,884)	(2,216)	(102)	(3,308)	-	-
Net debt	1,057,787	980,406	904,814	1,134,944	1,005,392	950,770	985,674	978,745
Equity market capitalization (fully diluted, end of period)	1,961,572	1,761,030	1,544,442	1,870,254	1,752,595	1,756,345	1,704,449	1,536,671
Total market capitalization	$3,019,359	$2,741,436	$2,449,256	$3,005,198	$2,757,987	$2,707,115	$2,690,123	$2,515,416

Net debt to total market capitalization	35.0%	35.8%	36.9%	37.8%	36.5%	35.1%	36.6%	38.9%

Gross real estate and securities investments	$2,105,641	$2,020,902	$1,961,722	$2,222,135	$2,088,063	$2,028,990	$2,044,787	$2,016,111

Net debt to gross real estate and securities investments	50.2%	48.5%	46.1%	51.1%	48.1%	46.9%	48.2%	48.5%

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006. Dividend yield excludes the special dividend.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended		Percent	For the twelve months ended		Percent
	Dec 31, 2006	Dec 31, 2005	Change	Dec 31, 2006	Dec 31, 2005	Change

Revenue:
Minimum rents	$47,245	$40,453		$176,474	$159,017
Expense recoveries	14,063	12,854		51,076	44,251
Lease termination fees	541	913		1,741	4,776
Percentage rent	297	175		2,063	1,717
Property management and leasing services	726	173		2,067	498
Total revenue	62,872	54,568	15.2%	233,421	210,259	11.0%

Costs and expenses:
Property operating	18,012	16,049		65,102	55,701
Lease termination	49	-		1,002	-
Property management and leasing services	688	91		1,861	229
Rental property depreciation and amortization	10,634	9,000		42,012	34,996
General and administrative	11,023	4,339		26,895	17,281
Total costs and expenses	40,406	29,479	37.1%	136,872	108,207	26.5%

Income before other income and expenses, minority interest and discontinued operations	22,466	25,089		96,549	102,052
Other income and expenses:
Interest expense	(14,312)	(12,022)		(54,458)	(47,795)
Amortization of deferred financing fees	(389)	(376)		(1,490)	(1,454)
Investment income	892	424		7,487	7,941
Equity in income (loss) from unconsolidated joint ventures	-	-		1,650	-
Gain on sale of real estate	900	-		6,937	-
Gain (loss) on extinguishment of debt	-	-		165	-
Other income (loss)	-	-		389	-
Income before minority interest and discontinued operations	9,557	13,115		57,229	60,744
Minority interest	(28)	(44)		(206)	(188)
Income from continuing operations	9,529	13,071	-27.1%	57,023	60,556	-5.8%

Discontinued operations:
Operations of income producing properties sold or held for sale	(250)	4,696		4,764	20,725
Gain on disposal of income producing properties	19,844	-		115,168	11,460
Income from discontinued operations	19,594	4,696		119,932	32,185

Net income	$29,123	$17,767	63.9%	$176,955	$92,741	90.8%

Basic earnings per share
Income from continuing operations	$0.13	$0.18	-27.8%	$0.77	$0.82	-6.1%
Income from discontinued operations	0.27	0.06		1.63	0.44
Net income	$0.40	$0.24	66.7%	$2.40	$1.26	90.5%

Diluted earnings per share
Income from continuing operations	$0.13	$0.18	-27.8%	$0.77	$0.81	-4.9%
Income from discontinued operations	0.27	0.06		1.61	0.43
Net income	$0.40	$0.24	66.7%	$2.38	$1.24	91.9%

Weighted average shares outstanding
Basic	72,579	74,574		73,598	73,840
Diluted	73,471	75,501		74,324	74,790

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended December 31, 2006
(in thousands, except per share data)
	For the three months ended

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Revenue:
Minimum rents	$47,245	$44,065	$43,374	$41,790	$40,453	$39,897	$39,464	$39,203
Expense recoveries	14,063	12,024	12,840	12,149	12,854	10,482	10,747	10,168
Lease termination fees	541	399	532	269	913	818	2,617	428
Percentage rent	297	303	189	1,274	175	101	329	1,112
Property management and leasing services	726	745	441	155	173	133	128	64
Total revenue	62,872	57,536	57,376	55,637	54,568	51,431	53,285	50,975

Costs and expenses:
Property operating	18,012	16,140	15,880	15,070	16,049	13,711	13,165	12,776
Lease termination	49	-	598	355	-	-	-	-
Property management and leasing services	688	610	486	77	91	42	74	22
Rental property depreciation and amortization	10,634	10,629	10,798	9,951	9,000	8,795	8,748	8,453
General and administrative	11,023	6,591	4,665	4,616	4,339	4,232	4,370	4,340
Total costs and expenses	40,406	33,970	32,427	30,069	29,479	26,780	26,357	25,591

Income before other income and expenses, minority interest and discontinued operations	22,466	23,566	24,949	25,568	25,089	24,651	26,928	25,384
Other income and expenses:
Interest expense	(14,312)	(13,229)	(12,946)	(13,971)	(12,022)	(13,017)	(11,940)	(10,816)
Amortization of deferred financing fees	(389)	(383)	(373)	(345)	(376)	(357)	(356)	(365)
Investment income	892	830	1,113	4,652	424	5,593	1,215	709
Equity in income (loss) from unconsolidated joint venture	-	-	1,650	-	-	-	-	-
Gain on sale of real estate	900	439	5,284	314	-	-	-	-
Gain (loss) on extinguishment of debt	-	457	-	(292)	-	-	-	-
Other income (loss)	-	-	39	350	-	-	-	-
Income before minority interest and discontinued operations	9,557	11,680	19,716	16,276	13,115	16,870	15,847	14,912
Minority interest	(28)	(28)	(122)	(28)	(44)	(48)	(46)	(50)

Income from continuing operations	9,529	11,652	19,594	16,248	13,071	16,822	15,801	14,862

Discontinued operations:
Operations of income producing properties sold or held for sale	(250)	343	(954)	5,625	4,696	5,131	5,585	5,313
Gain on disposal of income producing properties	19,844	2,125	92,707	492	-	6,088	3,757	1,615
Income from discontinued operations	19,594	2,468	91,753	6,117	4,696	11,219	9,342	6,928

Net income	$29,123	$14,120	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790

Basic earnings per share
Income from continuing operations	$0.13	$0.16	$0.27	$0.22	$0.18	$0.23	$0.21	$0.21
Income from discontinued operations	0.27	0.03	1.23	0.08	0.06	0.15	0.13	0.09
Net income	$0.40	$0.19	$1.50	$0.30	$0.24	$0.38	$0.34	$0.30

Diluted earnings per share
Income from continuing operations	$0.13	$0.16	$0.26	$0.21	$0.18	$0.22	$0.21	$0.20
Income from discontinued operations	0.27	0.03	1.23	0.08	0.06	0.15	0.13	0.09
Net income	$0.40	$0.19	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29

Weighted average shares outstanding
Basic	72,579	73,152	74,359	75,151	74,574	74,087	73,636	73,043
Diluted	73,471	73,893	75,071	75,978	75,501	75,144	74,656	74,193

Note: All prior period figures have been restated to reflect the effects of reporting for discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended Dec 31, 2006					For the twelve months ended Dec 31, 2006
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SfAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$47,245	$181	$143	$38	$47,426	$176,474	$10,744	$199	$10,545	$187,218
Expense recoveries	14,063	(368)	21	(389)	13,695	51,076	3,784	18	3,766	54,860
Lease termination fees	541	-	-	-	541	1,741	32	-	32	1,773
Percentage rent	297	1	-	1	298	2,063	33	-	33	2,096
Property management and leasing services	726	-	-	-	726	2,067	-	-	-	2,067
Total revenue	62,872	(186)	164	(350)	62,686	233,421	14,593	217	14,376	248,014

Costs and expenses:
Property operating	18,012	396	36	360	18,408	65,102	4,112	63	4,049	69,214
Lease termination	49	-	-	-	49	1,002	-	-	-	1,002
Property management and leasing services	688	-	-	-	688	1,861	-	-	-	1,861
Rental property depreciation and amortization	10,634	(4)	2	(6)	10,630	42,012	2,779	4	2,775	44,791
General and administrative	11,023	-	-	-	11,023	26,895	-	-	-	26,895
Total costs and expenses	40,406	392	38	354	40,798	136,872	6,891	67	6,824	143,763

Income before other income and expenses, minority interest and discontinued operations	22,466	(578)	126	(704)	21,888	96,549	7,702	150	7,552	104,251
Other income and expenses:
Interest expense	(14,312)	-	-	-	(14,312)	(54,458)	(1,064)	-	(1,064)	(55,522)
Amortization of deferred financing fees	(389)	-	-	-	(389)	(1,490)	(13)	-	(13)	(1,503)
Investment income	892	-	-	-	892	7,487	-	-	-	7,487
Equity in income (loss) of unconsolidated joint venture	-	328	-	328	328	1,650	203	-	203	1,853
Gain on sale of real estate	900	-	-	-	900	6,937	-	-	-	6,937
Gain (loss) on extinguishment of debt	-	-	-	-	-	165	(1,978)	-	(1,978)	(1,813)
Other income (loss)	-	-	-	-	-	389	(86)	-	(86)	303
Income before minority interest and discontinued operations	9,557	(250)	126	(376)	9,307	57,229	4,764	150	4,614	61,993
Minority interest	(28)	-	-	-	(28)	(206)	-	-	-	(206)
Income from continuing operations	9,529	(250)	126	(376)	9,279	57,023	4,764	150	4,614	61,787

Discontinued operations:
Operations of income producing properties sold or held for sale	(250)	250	(126)	376	-	4,764	(4,764)	(150)	(4,614)	-
Gain on disposal of income producing properties	19,844	-	-	-	19,844	115,168	-	-	-	115,168
Income from discontinued operations	19,594	250	(126)	376	19,844	119,932	(4,764)	(150)	(4,614)	115,168

Net income	$29,123	$-	$-	$-	$29,123	$176,955	$-	$-	$-	$176,955

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended Dec 31, 2005					For the twelve months ended Dec 31, 2005
		Discontinued Operations					Discontinued Operations
	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144	As Reported	Total	Held for Sale	Sold	Pre SFAS No. 144

Revenue:
Minimum rents	$40,453	$8,171	$9	$8,162	$48,624	$159,017	$34,005	$29	$33,976	$193,022
Expense recoveries	12,854	2,573	2	2,571	15,427	44,251	10,768	3	10,765	55,019
Lease termination fees	913	12	-	12	925	4,776	173	-	173	4,949
Percentage rent	175	-	-	-	175	1,717	34	-	34	1,751
Property management and leasing services	173	-	-	-	173	498	-	-	-	498
Total revenue	54,568	10,756	11	10,745	65,324	210,259	44,980	32	44,948	255,239

Costs and expenses:
Property operating	16,049	3,117	5	3,112	19,166	55,703	11,558	13	11,545	67,261
Property management and leasing services	91	-	-	-	91	229	-	-	-	229
Rental property depreciation and amortization	9,000	2,137	-	2,137	11,137	34,994	8,451	1	8,450	43,445
General and administrative	4,339	-	-	-	4,339	17,281	-	-	-	17,281
Total costs and expenses	29,479	5,254	5	5,249	34,733	108,207	20,009	14	19,995	128,216

Income before other income and expenses, minority interest and discontinued operations	25,089	5,502	6	5,496	30,591	102,052	24,971	18	24,953	127,023
Other income and expenses:
Interest expense	(12,022)	(791)	-	(791)	(12,813)	(47,795)	(4,188)	-	(4,188)	(51,983)
Amortization of deferred financing fees	(376)	(15)	-	(15)	(391)	(1,454)	(58)	-	(58)	(1,512)
Investment income	424	-	-	-	424	7,941	-	-	-	7,941
Other income (loss)	-	-	-	-	-	-	-	-	-	-
Income before minority interest and discontinued operations	13,115	4,696	6	4,690	17,811	60,744	20,725	18	20,707	81,469
Minority interest	(44)	-	-	-	(44)	(188)	-	-	-	(188)

Income from continuing operations	13,071	4,696	6	4,690	17,767	60,556	20,725	18	20,707	81,281

Discontinued operations:
Operations of income producing properties sold or held for sale	4,696	(4,696)	(6)	(4,690)	-	20,725	(20,725)	(18)	(20,707)	-
Gain on disposal of income producing properties	-	-	-	-	-	11,460	-	-	-	11,460
Income from discontinued operations	4,696	(4,696)	(6)	(4,690)	-	32,185	(20,725)	(18)	(20,707)	11,460

Net income	$17,767	$-	$-	$-	$17,767	$92,741	$-	$-	$-	$92,741

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2006	Dec 31, 2005	Dec 31, 2006	Dec 31, 2005

Net income	$29,123	$17,767	$176,955	$92,741
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,630	11,137	44,791	43,445
Gain on disposal of depreciable real estate	(19,844)	-	(112,995)	(11,460)
Pro rata share of real estate depreciation from unconsolidated joint venture	110	-	1,354	-
Minority interest	28	28	206	110
Funds from operations	$20,047	$28,932	$110,311	$124,836
Increase	-30.7%		-11.6%

Earnings per diluted share*	$0.40	$0.24	$2.38	$1.24
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.14	$0.60	0.58
Gain on disposal of depreciable real estate	(0.27)	-	$(1.52)	(0.15)
Pro rata share of real estate depreciation from unconsolidated joint venture	-	-	$0.02	-
Funds from operations per diluted share	$0.27	$0.38	$1.48	$1.67
Increase	-28.9%		-11.4%

Weighted average diluted shares	73,471	75,501	74,324	74,790

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended December 31, 2006
(in thousands, except per share data)
	For the three months ended

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Net income	$29,123	$14,120	$111,347	$22,365	$17,767	$28,041	$25,143	$21,790
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,630	10,629	11,493	12,039	11,137	10,924	10,938	10,446
Gain on disposal of depreciable real estate	(19,844)	-	(92,659)	(492)	-	(6,088)	(3,757)	(1,615)
Pro rata share of real estate depreciation from unconsolidated joint venture	110	736	508	-	-	-	-	-
Minority interest	28	28	122	28	28	27	27	28

Funds from operations	$20,047	$25,513	$30,811	$33,940	$28,932	$32,904	$32,351	$30,649
Sequential increase (decrease)	(21.4%)	(17.1%)	(9.2%)	17.3%	(12.1%)	1.7%	5.6%

Earnings per diluted share*	$0.40	$0.19	$1.49	$0.29	$0.24	$0.37	$0.34	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.15	0.15	0.16	0.14	0.15	0.14	0.14
Gain on disposal of depreciable real estate	(0.27)	-	(1.24)	-	-	(0.08)	(0.05)	(0.02)
Pro rata share of real estate depreciation from unconsolidated joint venture	0.00	0.01	0.01	-	-	0.00	-	-
Funds from operations per diluted share	$0.27	$0.35	$0.41	$0.45	$0.38	$0.44	$0.43	$0.41
Sequential increase (decrease)	(22.9%)	(14.6%)	(8.9%)	18.4%	(13.6%)	2.3%	4.9%

Weighted average diluted shares	73,471	73,893	75,071	75,978	75,501	75,144	74,656	74,193

*	Earnings per diluted share include the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended December 31, 2006
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2006	Dec 31, 2005	Dec 31, 2006	Dec 31, 2005

Funds from operations	$20,047	$28,932	$110,311	$124,836
Adjust for certain non-cash items:
Amortization of deferred financing fees	389	391	1,503	1,512
Amortization of above/below market rent intangibles	(665)	(254)	(2,612)	(1,006)
Amortization of restricted stock and stock option expense	1,909	1,498	6,125	5,973
Straight line rents	(1,895)	(940)	(4,066)	(4,450)
Capitalized interest	(1,471)	(1,055)	(5,820)	(3,354)
Amortization of debt premium/discount	(481)	(1,264)	(5,864)	(5,159)
Total non-cash items	(2,214)	(1,624)	(10,734)	(6,484)

Adjust for recurring capital expenditures:
Tenant improvements	(1,046)	(572)	(3,748)	(4,935)
Leasing commissions and costs	(1,147)	(1,094)	(3,713)	(4,583)
Other capital expenditures	(1,061)	(686)	(2,234)	(1,988)
Total recurring capital expenditures	(3,254)	(2,352)	(9,695)	(11,506)

Funds available for distribution before debt payments	$14,579	$24,956	$89,882	$106,846
	-41.6%		-15.9%

Funds available for distribution per diluted share	$0.20	$0.33	$1.21	$1.43
Increase	-39.4%		-15.4%

Cash dividends (1)	$21,976	$22,588	$162,704	$87,272

Weighted average diluted shares	73,471	75,501	74,324	74,790

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION - QUARTERLY BREAKOUT
For the quarter ended December 31, 2006
(in thousands, except per share data)
	For the three months ended

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005

Funds from operations	$20,047	$25,513	$30,811	$33,940	$28,932	$32,904	$32,351	$30,649
Adjust for certain non-cash items:
Amortization of deferred financing fees	389	383	376	355	391	372	370	379
Amortization of above/below market rent intangibles	(665)	(651)	(773)	(523)	(254)	(240)	(364)	(148)
Stock-based compensation	1,909	1,447	1,382	1,387	1,498	1,523	1,466	1,486
Straight line rents	(1,895)	(834)	(716)	(621)	(940)	(1,157)	(1,086)	(1,267)
Capitalized interest	(1,471)	(1,673)	(1,600)	(1,076)	(1,055)	(876)	(790)	(633)
Amortization of debt premium/discount	(481)	(2,304)	(193)	(2,886)	(1,264)	(1,274)	(1,335)	(1,286)
Total non-cash items	(2,214)	(3,632)	(1,524)	(3,364)	(1,624)	(1,652)	(1,739)	(1,469)

Adjust for recurring capital expenditures:
Tenant improvements	(1,046)	(864)	(1,127)	(711)	(572)	(1,624)	(2,374)	(365)
Leasing commissions and costs	(1,147)	(702)	(787)	(1,077)	(1,094)	(1,097)	(881)	(1,511)
Other capital expenditures	(1,061)	(379)	(368)	(426)	(686)	(386)	(502)	(414)
Total recurring capital expenditures	(3,254)	(1,945)	(2,282)	(2,214)	(2,352)	(3,107)	(3,757)	(2,290)

Funds available for distribution before debt payments	$14,579	$19,936	$27,005	$28,362	$24,956	$28,145	$26,855	$26,890
Sequential increase (decrease)	(26.9%)	(26.4%)	(4.8%)	13.6%	(11.3%)	4.8%	(0.1%)

Funds available for distribution per diluted share	$0.20	$0.27	$0.36	$0.37	$0.33	$0.37	$0.36	$0.36
Sequential increase (decrease)	(25.9%)	(25.0%)	(2.7%)	12.1%	(10.8%)	2.8%	-

Cash dividends (1)	$21,976	$22,125	$95,850	$22,753	$22,588	$21,683	$21,575	$21,426

Weighted average diluted shares	73,471	73,893	75,071	75,978	75,501	75,144	74,656	74,193

(1) Dividend amount includes a $1.00 special dividend paid on June 30, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
	As of

	Dec 31, 2006	Sep 30, 2006	Jun 30, 2006	Mar 31, 2006	Dec 31, 2005	Sep 30, 2005	Jun 30, 2005	Mar 31, 2005
Assets
Properties
Income producing	$1,896,843	$1,724,194	$1,742,017	$1,737,809	$1,661,243	$1,644,783	$1,488,652	$1,911,819
Less: accumulated depreciation	(144,825)	(128,266)	(127,293)	(119,522)	(111,031)	(102,620)	(86,123)	(104,718)
Rental property	1,752,018	1,595,928	1,614,724	1,618,287	1,550,212	1,542,163	1,402,529	1,807,101
Construction in progress and land held for development	113,340	99,339	128,767	102,784	64,202	57,950	52,818	50,026
Property held for sale	20,353	116,650	9,827	281,579	282,091	287,099	432,936	9,199
Properties, net	1,885,711	1,811,917	1,753,318	2,002,650	1,896,505	1,887,212	1,888,283	1,866,326

Cash and cash equivalents	-	12,272	3,424	2,216	102	-	-	-
Cash held in escrow	1,547	6,288	44,460	-	-	3,308	-	-
Accounts and other receivables, net	18,967	16,444	14,207	19,139	17,600	13,978	12,643	10,204
Securities	75,102	80,719	81,074	85,336	67,588	27,601	52,303	44,593
Goodwill	13,092	11,504	13,092	11,982	12,013	12,007	13,807	13,807
Investment in and advances to unconsolidated joint venture	-	-	209	285	285	273	273	273
Other assets	57,430	57,397	54,123	58,949	57,940	59,233	48,060	57,446

Total	$2,051,849	$1,996,541	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$391,647	$360,471	$366,699	$378,922	$392,480	$391,801	$389,907	$488,817
Mortgage notes payable related to properties held for sale	-	4,016	-	54,186	54,445	57,745	64,296	-
Unsecured revolving credit facilities	76,500	44,000	47,000	115,000	93,165	39,000	179,387	144,763
Unsecured senior notes payable	591,187	590,479	538,999	589,052	465,404	465,532	347,310	345,165
Payable for securities	-	-	-	-	-	-	4,774	-
Total debt	1,059,334	998,966	952,698	1,137,160	1,005,494	954,078	985,674	978,745
Unamortized premium/discount on notes payable	10,322	8,890	11,898	12,041	15,830	17,093	18,984	20,318
Total notes payable	1,069,656	1,007,856	964,596	1,149,201	1,021,324	971,171	1,004,658	999,063

Accounts payable and other liabilities	55,526	70,126	55,926	52,531	56,555	62,115	53,446	48,787
Total liabilities	1,125,182	1,077,982	1,020,522	1,201,732	1,077,879	1,033,286	1,058,104	1,047,850

Minority interest	989	989	989	989	1,425	1,457	1,437	1,417

Stockholders' equity	925,678	917,570	942,396	977,836	972,729	968,869	955,828	943,382

Total	$2,051,849	$1,996,541	$1,963,907	$2,180,557	$2,052,033	$2,003,612	$2,015,369	$1,992,649

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of December 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Dec 31, 2006

Mortgage debt
Medford	03/01/06	8.690%	$-	$5,206	0.00%
Plymouth	03/01/06	8.690%	-	3,805	0.00%
Swampscott	03/01/06	8.690%	-	2,262	0.00%
Colony Plaza (2)	04/25/06	7.540%	-	2,932	0.00%
Forestwood (2)	04/25/06	5.070%	-	6,961	0.00%
Highland Square (2)	04/25/06	8.870%	-	3,847	0.00%
Minyards (2)	04/25/06	8.320%	-	2,432	0.00%
Parkwood (2)	04/25/06	7.280%	-	6,015	0.00%
Richwood (2)	04/25/06	7.280%	-	3,099	0.00%
Westgate Marketplace (2)	04/25/06	4.880%	-	29,159	0.00%
Walden Woods	05/03/06	7.875%	-	2,148	0.00%
Crossroads Square	06/01/06	8.440%	-	12,123	0.00%
Rosemeade	12/01/07	8.295%	2,947	3,031	0.28%
Commonwealth	02/15/08	7.000%	2,374	2,510	0.22%
Mariners Crossing	03/01/08	7.080%	3,224	3,280	0.30%
Pine Island/Ridge Plaza	07/01/08	6.910%	23,781	24,195	2.22%
North Port Shopping Center	02/08/09	6.650%	3,788	3,902	0.35%
Prosperity Centre	03/01/09	7.875%	5,193	5,624	0.49%
Ibis Shopping Center	09/01/09	6.730%	5,294	5,497	0.49%
Tamarac Town Square	10/01/09	9.190%	5,927	6,029	0.55%
Park Promenade	02/01/10	8.100%	6,100	6,173	0.57%
Skipper Palms	03/01/10	8.625%	3,456	3,493	0.32%
Jonathan's Landing	05/01/10	8.050%	2,793	2,832	0.26%
Bluff's Square	06/01/10	8.740%	9,815	9,914	0.92%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of December 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Dec 31, 2006

Kirkman Shoppes	06/01/10	8.740%	$9,268	$9,362	0.87%
Ross Plaza	06/01/10	8.740%	6,464	6,529	0.60%
Shoppes of Andros Isle	06/10/10	7.900%	6,419	-	0.60%
Boynton Plaza	07/01/10	8.030%	7,259	7,345	0.68%
Pointe Royale	07/15/10	7.950%	3,724	4,015	0.35%
Shops at Skylake	08/01/10	7.650%	13,453	13,874	1.26%
Parkwest Crossing	09/01/10	8.100%	4,584	4,636	0.43%
Spalding Village	09/01/10	8.190%	9,538	9,899	0.89%
Charlotte Square	02/01/11	9.190%	3,402	3,479	0.32%
Forest Village	04/01/11	7.270%	4,333	4,389	0.41%
Boca Village	05/01/11	7.200%	8,011	8,114	0.75%
MacLand Pointe	05/01/11	7.250%	5,659	5,731	0.53%
Pine Ridge Square	05/01/11	7.020%	7,090	7,184	0.66%
Sawgrass Promenade	05/01/11	7.200%	8,011	8,115	0.75%
Presidential Markets	06/01/11	7.650%	26,561	26,872	2.48%
Lake Mary	11/01/11	7.250%	23,720	24,011	2.22%
Lake St. Charles	11/01/11	7.130%	3,743	3,790	0.35%
Belfair Towne Village	12/01/11	7.320%	10,755	10,984	1.01%
Marco Town Center	01/01/12	6.700%	8,236	8,413	0.77%
Riverside Square	03/01/12	9.190%	7,347	7,474	0.69%
Cashmere Corners	11/01/12	5.880%	4,916	5,032	0.46%
Eastwood	11/01/12	5.880%	5,857	5,996	0.55%
Meadows Shopping Center	11/01/12	5.870%	6,155	6,301	0.58%
Sparkleberry Square (3)	11/30/12	6.170%	6,389	6,526	0.60%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.70%
Midpoint Center	07/10/13	5.770%	6,714	-	0.63%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of December 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Dec 31, 2006

Alafaya Village	11/11/13	5.990%	$4,090	$-	0.38%
Summerlin Square	02/01/14	6.750%	3,010	3,326	0.28%
South Point	07/10/14	5.720%	8,198	-	0.77%
Bird Ludlum	02/15/15	7.680%	8,328	9,035	0.78%
Treasure Coast Plaza	04/01/15	8.000%	3,920	4,238	0.37%
Shoppes of Silverlakes	07/01/15	7.750%	2,280	2,460	0.21%
Grassland Crossing	12/01/16	7.870%	5,473	5,657	0.51%
Mableton Crossing	08/15/18	6.850%	3,852	3,961	0.36%
Sparkleberry Square (3)	06/30/20	6.750%	7,297	7,618	0.68%
BridgeMill	05/05/21	7.940%	9,033	9,221	0.84%
Westport Plaza	08/24/23	7.490%	4,681	4,782	0.44%
Chastain Square	02/28/24	6.500%	3,608	3,719	0.34%
Daniel Village	02/28/24	6.500%	3,943	4,064	0.37%
Douglas Commons	02/28/24	6.500%	4,699	4,842	0.44%
Fairview Oaks	02/28/24	6.500%	4,447	4,583	0.42%
Madison Centre	02/28/24	6.500%	3,608	3,718	0.34%
Paulding Commons	02/28/24	6.500%	6,126	6,312	0.57%
Siegen Village	02/28/24	6.500%	3,985	4,107	0.37%
Wesley Chapel Crossing	02/28/24	6.500%	3,147	3,242	0.29%
Webster Plaza	08/15/24	8.070%	8,122	-	0.76%

Total mortgage debt (58 loans outstanding)	5.4 years	7.260%	391,647	446,925	36.61%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	10,463	11,006	0.98%
Total mortgage debt (including net interest premium/discount)			$402,110	$457,931	37.59%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT SUMMARY
As of December 31, 2006
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Dec 31, 2006 balance	Dec 31, 2005 balance	Percent of total indebtedness at Dec 31, 2006

Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$-	$50,000	0.00%
7.25% senior notes	08/25/06	7.250%	-	75,000	0.00%
3.875% senior notes (4)	04/15/09	3.875%	200,000	200,000	18.70%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	(3,813)	(4,596)	(0.36%)
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.34%
5.375% senior notes	10/15/15	5.375%	120,000	120,000	11.22%
6.00% senior notes	09/15/16	6.000%	125,000	-	11.69%
6.25% senior notes	01/15/17	6.250%	125,000	-	11.69%

Total unsecured senior notes payable	7.2 years	5.666%	591,187	465,404	55.27%
Net interest premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(141)	4,824	(0.01%)
Total unsecured senior notes payable (including net interest premium/discount)			$591,046	$470,228	55.26%

Revolving credit facilities
$275MM Wells Fargo Unsecured	01/17/09	5.627%	76,500	93,000	7.15%
$5MM City National Bank Unsecured	05/11/07	Libor + 1.000%	-	165	0.00%
Total revolving credit facilities			$76,500	$93,165	7.15%

Total debt			1,059,333	1,005,494	99.03%
Net interest premium/(discount)			10,322	15,830	0.97%
Total debt (including net interest premium/discount)			$1,069,656	$1,021,324	100.00%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Positive)	Baa3 (Positive)
S&P			BBB- (Positive)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED DEBT MATURITIES
As of December 31, 2006
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (5)	Senior Notes (6)	Total	Percent of debt maturing

2007	$10,205	$2,864	$-	$-	$13,069	1.2%
2008	10,502	28,474	-	-	38,976	3.7%
2009	10,369	17,926	76,500	200,000	304,795	28.7%
2010	9,563	75,394	-	-	84,957	8.0%
2011	8,080	93,433	-	-	101,513	9.5%
2012	6,860	40,057	-	25,000	71,917	6.8%
2013	6,392	9,062	-	-	15,454	1.5%
2014	6,073	6,509	-	-	12,582	1.2%
2015	4,463	30	-	120,000	124,493	11.7%
2016	4,089	2,601	-	125,000	131,690	12.4%
Thereafter	28,525	10,176	-	125,000	163,701	15.4%
Total	$105,121	$286,526	$76,500	$595,000	$1,063,147	100.0%

(1)	The rate in effect on December 31, 2006.

(2)	Repaid as part of the sale of the Texas Properties.

(3)	Sparkleberry Square is encumbered by two separate mortgages.

(4)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on six-month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(5)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.

(6)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912		Publix	Rite Aid	$ 9.61
									(6/1/2017)

West Gate Plaza	Mobile	1974 / 1985	64,378	96.2%	6	3	44,000		Winn-Dixie	Rite Aid	7.22
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	96.9%	18	4	81,912	0			$ 8.43

FLORIDA (85)

Central Florida (11)

Alafaya Commons	Orlando	1987	123,133	99.0%	28	1	54,230	53,979	Publix	Blockbuster	12.36
									(11/30/2007)

Alafaya Village	Orlando	1986	39,477	86.7%	14	1			Super Saver		16.51

Conway Crossing	Orlando	2002	76,321	98.2%	17	1	44,271		Publix		12.07
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.63
									(11/1/2017)

Eustis Square	Eustis	1983 / 1997 / 2004	126,791	95.4%	23	2	15,872		Save-a-Lot	Accent Marketing, Goodwill, Fred's Store	5.98
									(5/31/2013)

Kirkman Shoppes	Orlando	1973	88,820	93.9%	30	1				Party Depot	17.28

Lake Mary	Orlando	1988 / 2001	342,384	97.4%	68	17	63,139		Albertsons	Kmart, Lifestyle Fitness, Sunstar Movie Theatres	11.58
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	96.2%	24	2	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	8.70
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	100.0%	14	0	52,883		Albertsons*		8.63
									(10/31/2018)

Unigold	Winter Park	1987	117,527	100.0%	25	0	52,500		Winn-Dixie	Blockbuster, Lifestyle Family Fitness	11.41
									(4/30/2012)

Walden Woods	Plant City	1985 / 1998, 2003	75,874	89.7%	13	1				Dollar Tree, Aaron Rents, Dollar General	7.15

North Florida (12)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	100.0%	25	0	39,795		Publix	JoAnn Fabrics, Dollar Tree	11.16
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	84.7%	9	2				Big Lots, Goodwill, Bealls Outlet	8.14

Commonwealth	Jacksonville	1984 / 1998	81,467	98.4%	15	1	48,997		Winn-Dixie/Save Rite		8.38
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	92.3%	13	4	37,866		Publix		10.52
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	95.0%	10	3	45,500		Winn-Dixie	Citi Trends	7.33
									(5/31/2015)

Medical & Merchants	Jacksonville	1993	152,761	96.9%	14	3	55,999		Publix	Memorial Health Group, Blockbuster	12.27
									(2/10/2013)

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.67
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	98.0%	11	1	46,772		Winn-Dixie	CVS Pharmacy	6.75
									(3/27/2010)

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Beall's	$ 7.36
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,093	99.4%	12	1				Bealls, Big Lots	4.87

Pensacola Plaza	Pensacola	1985	56,098	100.0%	3	0	42,848		FoodWorld		4.61
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	94.4%	44	6				Home Depot, Bed Bath & Beyond, Bealls, Stein Mart	11.36

South Florida / Atlantic Coast (36)

Bird Ludlum	Miami	1988 / 1998	192,282	100.0%	43	0	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill, Bird Executive Suites	15.63
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	95.0%	18	3	36,000		Publix	CVS Pharmacy	16.04
									(3/31/2012)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.72
									(8/31/2008)

Bluffs Square	Jupiter	1986	132,395	100.0%	47	0	39,795		Publix	Walgreens	13.34
									(10/22/2011)

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	98.7%	16	1				Office Depot, My Pharmacy, ABC Fine Wine and Spirits	19.39

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	98.7%	44	2	39,795		Publix	CVS Pharmacy, Stein Mart	13.25
									(12/4/2010)

Crossroads Square	Pembroke Pines	1973	92,257	98.4%	26	1				Lowe's, CVS Pharmacy, 99 Cent Stuff	14.52

CVS Plaza	Miami	2004	29,204	100.0%	8	0				CVS Pharmacy	16.71

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	20.00

Homestead Gas Station	Homestead	1959	2,136	100.0%	1	0					21.34

Greenwood	Palm Springs	1982, 1994	132,325	94.8%	34	3	50,032		Publix	Bealls Outlet, World Savings Bank	12.34
									(12/5/2014)

Jonathan's Landing	Jupiter	1997	26,820	79.5%	11	1		53,850	Albertsons	Blockbuster	20.13

Lago Mar	Miami	1995	82,613	93.9%	19	1	42,323		Publix		13.28
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	99.6%	25	1	39,473		Winn-Dixie	Kmart, Rite Aid* (Family Dollar), Hollywood Video	7.33
									(2/15/2011)

Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		13.16
									(7/9/2017)

Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	92.7%	28	2	44,400		Publix	Stein Mart, TJ Maxx/Home Goods, CVS, Basset Furniture, Duffy's Sports Bar	14.57
									(11/30/2020)

Oaktree Plaza	North Palm Beach	1985	24,145	91.8%	18	1					13.01

Pine Island	Davie	1983 / 1999	254,907	99.3%	44	1	39,943		Publix	Home Depot Expo, Staples	10.99
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.1%	34	1	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	14.29
									(6/30/2009)

Plaza Alegre	Miami	2003	91,611	100.0%	21	0	44,271		Publix	Goodwill, Blockbuster	15.12
									(3/14/2023)

Point Royale	Miami	1970 / 2000	216,760	95.0%	24	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.72
									(2/18/2011)

Prosperity Centre	Palm Beach Gardens	1993	122,106	88.8%	8	1				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.59

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Ridge Plaza	Davie	1984 / 1999	155,204	92.8%	27	2		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Sofa Kings, Round Up	10.14

Riverside Square	Coral Springs	1987	107,941	99.0%	34	1	39,795		Publix	Tuesday Morning	13.94
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	97.0%	28	1	36,464		Publix	Walgreens, Blockbuster	$ 11.54
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	98.2%	63	3	65,537		Publix	CVS Pharmacy, Ross, Bed Bath & Beyond, Blockbuster, Office Depot, AMC, LA Fitness	14.25
									(10/9/2011)

Shoppes at Quail Roost	Miami	2005	73,550	92.0%	17	3	44,840		Publix		14.93

Shoppes of Andros Isles	West Palm Beach	2000	79,420	98.2%	16	1	51,420		Publix		12.53
									(2/29/2020)

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		13.11
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	100.0%	40	0	47,813		Publix	Blockbuster	17.09
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999/2005/2006	284,943	99.6%	49	1	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	16.03
									(7/31/2019)

Tamarac Town Square	Tamarac	1987	127,635	92.8%	35	5	37,764		Publix	Dollar Tree	11.27
									(12/15/2014)

Waterstone	Homestead	2005	82,531	100.0%	13	0	45,600		Publix	Walgreens	15.11
									(7/31/2025)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.63
									(10/31/2016)

Westport Plaza	Davie	2002	49,980	93.9%	7	1	27,887		Publix	Blockbuster	16.21
									(11/30/2022)

Young Circle	Hollywood	1962 / 1997	65,834	96.7%	8	2	23,124		Publix	Walgreens	15.62
									(11/30/2016)

Florida Treasure Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	100.0%	18	0	59,448		Albertsons		9.47
									(4/30/2025)

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	0	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.43
									(9/30/2012)

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.54

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	10.38
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	99.1%	19	1	45,802		Winn-Dixie	CVS Pharmacy	10.65
									(3/23/2024)

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	12	0					21.96

South Point Center	Vero Beach	2003	64,790	98.4%	14	1	44,840		Publix		14.33
									(11/30/2023)

Treasure Coast	Vero Beach	1983	133,781	97.5%	22	2	59,450		Publix		9.58
									(7/31/2026)

Florida West Coast (18)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610		Publix	Bealls Outlet, West Marine	10.09
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	88.9%	29	6	27,887		Publix	Floors Today	12.47
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	97.3%	22	2				American Signature Furniture, Seafood Buffet	8.31

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.54
									(5/27/2012)

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Sweet Bay		10.00
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	98.3%	14	1	44,270		Publix		$ 13.94
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	98.2%	40	2	27,887		Publix	West Marine	17.03
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	91,608	100.0%	15	0	48,315		Kash n' Karry		9.20
									(8/15/2020)

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	0	60,667		Publix		11.89
									(10/31/2022)

Pavilion	Naples	1982	167,745	94.5%	38	4	50,795		Publix	Pavillion 6 Theatre, Anthony's	14.69
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	83.0%	16	9	44,270		Publix		10.23
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	91.3%	15	4				Ross Dress for Less, Laminate Kingdom	10.34

Seven Hills	Spring Hill	1991	72,590	95.6%	16	1	48,890		Publix		10.67
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	98.6%	20	1	48,890		Publix	Bealls Outlet	9.91
									(12/11/2011)

Skipper Palms	Tampa	1984	89,482	95.0%	16	2	53,440		Winn-Dixie		9.72
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	85.7%	17	12	45,500		Winn-Dixie	West Marine	10.62
									(6/4/2011)

Venice Plaza	Venice	1971/ 1979 / 1999	148,779	88.3%	13	2	42,582		Sweet Bay	TJ Maxx/Home Goods, Blockbuster	5.75
									(9/30/2018)

Venice Shopping Center	Venice	1968 / 2000	111,934	96.1%	13	2	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.49
									(12/31/2026)

TOTAL SHOPPING CENTERS FLORIDA (85)			9,315,487	96.7%	1,864	144	2,968,104	107,829			$ 11.75

GEORGIA (24)

Atlanta (19)

BridgeMill	Canton	2000	89,102	95.3%	28	3	37,888		Publix		15.16
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	98.5%	19	1	59,997		Kroger		11.01
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	100.0%	27	0	37,366		Publix		16.91
									(5/31/2024)

Commerce Crossing	Commerce	1988	105,188	56.9%	7	4	32,000		Ingles	Fred's Store	4.68
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	97.6%	15	1	59,431		Kroger		10.23
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	94.4%	11	2	54,498		Kroger	Blockbuster	11.28
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	98.6%	13	1	70,086		Kroger		11.69
									(6/30/2016)

Hairston Center	Decatur	2000	13,000	53.8%	5	4					14.89

Hamilton Ridge	Buford	2002	89,496	90.3%	17	3	54,166		Kroger		12.67
									(11/30/2022)

			Year	Total		number		Supermarket anchor				Average
			built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City		renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

	Mableton Crossing	Mableton	1997	86,819	98.6%	16	1	63,419		Kroger		10.60
										(8/31/2017)

	Macland Pointe	Marietta	1992-1993	79,699	98.5%	16	1	55,999		Publix		9.82
										(12/29/2012)

	Market Place	Norcross	1976	77,706	84.5%	19	4				Peachtree Cinema	$ 11.88

	Paulding Commons	Dallas	1991	192,391	94.4%	24	6	49,700		Kroger	Kmart	7.70
										(2/28/2011)

	Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	0	55,520		Kroger	Cost Plus Store, Binders Art Supplies	16.14
										(5/31/2010)

	Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	99.7%	23	1				Micro Center	10.66

										Publix	Bed Bath & Beyond, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	10.17
	Presidential Markets	Snellville	1993-2000	396,408	94.7%	31	4	56,146		(12/31/2019)

	Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340		Publix		13.76
										(1/31/2023)

	West Towne Square	Rome	1988	89,596	81.0%	11	7				Big Lots	5.28

	Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					18.54

Central Georgia (3)

	Daniel Village	Augusta	1956 / 1997	171,932	94.4%	34	5	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.25
										(3/25/2022)

	Spalding Village	Griffin	1989	235,318	70.3%	24	4	59,431		Kroger	JC Penney*, Blockbuster, Fred's Store	7.99
										(5/31/2014)

	Walton Plaza	Augusta	1990	43,460	97.2%	7	1	32,960		Harris Teeter* (Omni Fitness)		9.63
										(4/1/2011)

South Georgia (2)

	Colony Square	Fitzgerald	1987	50,000	92.8%	4	2	32,200		Food Lion* (Harvey's)		5.83
										(12/31/2007)

	McAlpin Square	Savannah	1979	176,807	91.6%	23	4	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.33
										(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (24)				2,729,821	91.3%	454	60	954,718	0			$ 10.52

LOUISIANA (14)

	Ambassador Row	Lafayette	1980, 1991	193,978	84.1%	24	2				Conn's Appliances, Big Lots, Chuck E Cheese, Goody's	9.17

	Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	91.8%	20	3				Bed Bath & Beyond, Marshall's, Hancock Fabrics, United Training Academy	9.71

	Bluebonnet Village	Baton Rouge	1983	101,623	79.6%	21	3	33,387		Matherne's	Ace Hardware	9.98
										(11/30/2010)

	Boulevard	Lafayette	1976, 1994	68,012	100.0%	14	0				Piccadilly, Harbor Freight Tools, Golfballs.com	7.55

	Country Club Plaza	Slidell	1982 / 1994	64,686	100.0%	10	0	33,387		Winn-Dixie	Dollar General	6.08
										(1/31/2008)

	Crossing	Slidell	1988, 1993	113,989	95.1%	12	3	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.58
										(9/29/2009)

	Elmwood Oaks	Harahan	1989	133,995	96.5%	10	1				Academy Sports, Dollar Tree, Home Décor	9.57

	Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Grand Marche	0.14

		Year	Total		number of tenants		Supermarket anchor				Average
		built /	square footage	Percent			owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Plaza Acadienne	Eunice	1980	105,419	52.6%	6	2	28,092		Super 1 Store	Fred's	4.20
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	100.0%	9	0				Burke's Outlet, Harbor Freight Tools, Blockbuster, Fred's Store	6.91

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	$ 8.68

Tarpon Heights	Galliano	1982	56,605	96.5%	8	1				CVS Pharmacy, Stage, Dollar General	4.96

Village at Northshore	Slidell	1988	144,638	100.0%	14	0				Marshalls, Dollar Tree, Kirschman's*, Bed Bath & Beyond, Office Depot	8.59

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,631,973	92.3%	170	15	153,298	0			$ 6.84

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		26.89
									(1/2/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw's		24.04
									(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw's		17.77
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		17.36
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

Webster Plaza	Webster	1963 / 1998	200,681	97.0%	13	2	55,900		Shaw's	K Mart	7.91
									(2/28/2023)

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	98.5%	11	1	54,928		Shaw's		23.65
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			599,835	98.8%	29	3	433,666	0			$ 17.06

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	0				Big Lots, Buffalo Wild Wings Gill & Bar	6.49

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	0	0	0			$ 6.49

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	95.7%	22	2				Belk's, Goody's, Dollar Tree, Aaron Rents	6.04

Galleria	Wrightsville Beach	1986, 1990	92,114	93.8%	33	3	28,000		Harris Teeter	Eckerd	9.81
									(4/5/2011)

Parkwest Crossing	Durham	1990	85,602	94.9%	16	1	38,052		Food Lion		10.29
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	84.8%	7	3				CVS Pharmacy	6.49

Riverview Shopping Center	Durham	1973 / 1995	128,498	89.9%	11	5	53,538		Kroger	Upchurch Drugs, Blockbuster, Riverview Galleries	7.27
									(12/31/2014)

Salisbury Marketplace	Salisbury	1987	79,732	98.1%	19	1	31,762		Food Lion		9.93
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	98.1%	8	1				Big Lots, Aaron Rents, Burke's Outlet, Tractor Supply Company	3.84

		Year	Total		number of tenants		Supermarket anchor				Average
		built /	square footage	Percent			owned	shadow	name		base rent
Property	City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

Thomasville Commons	Thomasville	1991	148,754	95.2%	10	3	32,000		Ingles	Kmart, CVS Pharmacy	5.65
									(9/29/2012)

Willowdaile Shopping Center	Durham	1986	120,984	80.3%	18	8	53,368		Harris Teeter	Hall of Fitness	10.04
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			969,766	92.6%	144	27	236,720	0			$ 7.43

SOUTH CAROLINA (9)

Belfair Towne Village	Bluffton	2000-2003/ 2006	166,639	96.1%	30	4	55,696		Kroger	Blockbuster, Steinmart	$ 13.14
									(10/31/2019)

Lancaster Plaza	Lancaster	1971 / 1990	77,400	32.6%	2	2	19,200		Bi-Lo		3.62
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	100.0%	2	0				Sweet Union Furniture	2.07

Milestone Plaza	Greenville	1995	93,655	100.0%	11	0	61,695		Bi-Lo		15.96
									(3/31/30

North Village Center	North Myrtle Beach	1984	60,356	98.4%	12	1	24,806		Bi-Lo	Dollar General, Gold's Gym	8.67
									(5/31/2009)

Sparkleberry Square	Columbia	1997 / 2004	339,051	99.9%	26	1	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond, Petsmart, Pier One	11.30
									(8/31/2017)

Spring Valley	Columbia	1978 / 1997	75,415	96.8%	16	2	45,070		Bi-Lo		9.21
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968 / 1988/ 2006	68,465	100.0%	5	0				Rose's Store, Family Dollar Store	6.16

Woodruff	Greenville	1995	68,055	100.0%	10	0	47,955		Publix	Blockbuster	10.28
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (9)			978,083	93.6%	114	10	322,365	0			$ 10.80

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	100.0%	12	0	59,214		Kroger		8.38
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	100.0%	12	0	59,214	0			$ 8.38

TEXAS (1)

Rosemeade	Carrollton	1986	51,231	74.3%	10	7				Blockbuster	6.32

TOTAL SHOPPING CENTERS TEXAS (1)			51,231	74.3%	10	7	0	0			$ 6.32

VIRGINA (1)

Smyth Valley Crossing	Marion	1989	126,841	97.8%	12	2	32,000		Ingles	Wal-Mart	5.84
									(9/25/2010)

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	97.8%	12	2	32,000	0			$ 5.84

TOTAL CORE SHOPPING CENTER PORTFOLIO (154)			16,682,443	95.0%	2,835	272	5,241,997	107,829			$ 10.86

DEVELOPMENTS & REDEVELOPMENTS (18)

Brookside Plaza	Enfield, CT	1985	210,588	79.5%	25	3	59,648		Shaw's	Walgreens, Staples, Old Country Buffet, Blockbuster	11.16
									(8/31/2010)

Chapel Trail Plaza	Pembroke Pines, FL	1996	56,378	8.3%	3	1					25.03

Chestnut Square	Brevard, NC	1985	40,710	40.6%	5	3				Dollar General	8.67

			Year	Total		number of tenants		Supermarket anchor				Average
			built /	square footage	Percent			owned	shadow	name		base rent
Property		City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

	Union City Land	Fairburn, GA	TBD	101.0 Acres

	Dolphin Village	St. Pete Beach, FL	1967 / 1990	138,129	91.3%	38	8	33,238		Publix	Dollar Tree, CVS	$ 10.25
										(11/07/2013)

	Hampton Oaks	Atlanta, GA	TBD	13.2 acres

	Hunters Creek	Orlando, FL	1998	68,204	59.4%	9	1					14.47

	Mandarin Landing	Jacksonville, FL	1976 / 2000	141,565	55.7%	24	13				Office Depot	9.00

	Providence Square	Charlotte, NC	1973	85,930	89.7%	18	7	35,702		Harris Teeter*	Eckerd	8.02

	River Green	Canton, GA	2008 Development	9.2 acres

	Stanley Market Place	Stanley, NC	1980, 1987	40,400	29.7%	2	1				Family Dollar	4.02

	St. Lucie Land	Port St. Lucie, FL	TBD	15.93 acres

***	Sunlake Development Parcel	Tampa, FL	TBD	155.0 acres

	Sunpoint Shopping Center	Ruskin, FL	1984	132,374	74.7%	22	2					9.24

	The Shops at Westridge	McDonough, GA	2006	66,297	83.1%	11	8	38,997		Publix		13.57
										(4/30/2026)

	Waterlick Plaza	Lynchburg, VA	TBD	8.0 acres

	Wesley Chapel Crossing	Decatur, GA	1989	170,792	37.3%	16	10	32,000		Ingles*	CVS Pharmacy	7.73
										(9/25/2009)

**	Winchester Plaza	Huntsville, AL	2006	77,844	82.4%	12	12	45,600		Publix		11.74
										(8/31/26)

TOTAL DEVELOPMENTS & REDEVELOPMENTS (18)				1,229,211	65.5%	185	69	245,185	0			$ 10.30

TOTAL RETAIL PROPERTIES (172)				17,911,654	93.0%	3,020	341	5,487,182	107,829			$ 10.83

			Year	Total		number of tenants		Supermarket anchor				Average
			built /	square footage	Percent			owned	shadow	name		base rent
Property		City	renovated	owned	Occupied	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF

OTHER PROPERTIES (7)

	4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	38.0%	2	7					1.86

	Banco Popular Office Building	Miami, FL	1971	32,737	100.0%	21	0					23.17

	Commonwealth II	Jacksonville, FL	1984	53,598	0.0%	0	1

	Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.3%	94	4

	Mandarin Mini-storage	Jacksonville, FL	1982	52,880	94.0%	502	32

**	Pinhook Office Building	Lafayette, LA	1979, 1992	4,406	0.0%	0	2

	Prosperity Office Building	Palm Beach Gardens, FL	1972	3,200	0.0%	0	1

TOTAL OTHER PROPERTIES (7)				441,814	58.1%	619	47	0	0			$ 6.47

GRAND TOTAL (179)				18,353,468	92.1%	3,639	388	5,487,182	107,829			$ 10.76

Total square footage does not include shadow anchor square footage which is not owned by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Indicates this property is classified as held for sale as of December 31, 2006.

***	Indicates a portion of this property is classified as held for sale as of December 31, 2006.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of December 31, 2006

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida
South Florida / Atlantic Coast	37	4,396,637	904	42	96.1%	$56,475,824
Florida West Coast	20	2,000,462	400	62	92.8%	19,601,440
Other Florida	33	3,455,038	656	65	92.5%	33,262,621
Florida- subtotal	90	9,852,137	1,960	169	95.0%	109,339,885
Georgia	26	2,966,910	481	78	88.0%	27,467,283
Louisiana	14	1,631,973	170	15	92.3%	10,304,178
Massachusetts	7	599,835	29	3	98.8%	10,111,269
South Carolina	9	978,083	114	10	93.6%	9,886,378
North Carolina	12	1,136,806	169	38	88.3%	7,479,801
Connecticut	1	210,588	25	3	79.5%	1,868,609
Alabama	3	207,059	30	16	91.4%	1,808,338
Virginia	1	126,841	12	2	97.8%	724,090
Tennessee	1	83,334	12	0	100.0%	698,415
Mississippi	1	66,857	8	0	100.0%	434,078
Texas	1	51,231	10	7	0.0%	240,428

Total	166	17,911,654	3,020	341	93.0%	$180,362,752

Note: Excludes the six development parcels and the seven other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended December 31, 2006

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

133	359,563	2,703	$13.55	$14.73	$5,295,268

			% Increase psf	8.7%

			Net Increase (AMR)		$424,841

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

84	204,567	2,435		$14.10	$2,884,845

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

76	191,080	2,514	$13.72		$2,620,869

New Leases - Same Space Only
			Average	Average
		Average	Expiring	New	%
# of Leases	Square Feet	Size	Rent psf	Rent psf	Change (1)

41	85,072	2,075	$13.51	$15.49	14.7%

Note: Excludes six development parcels and seven non-retail properties.
(1) . Compares beginning year AMR of new tenant versus final year AMR of prior tenant

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the twelve months ended December 31, 2006

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

434	1,436,628	3,310	$11.77	$12.53	$18,001,766

			% Increase psf	6.5%

			Net Increase (AMR)		$1,091,204

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

336	1,119,946	3,333		$12.44	$13,927,244

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

277	854,627	3,085	$11.34		$9,688,286

New Leases - Same Space Only
			Average	Average
		Average	Expiring	New	%
# of Leases	Square Feet	Size	Rent psf	Rent psf	Change (1)

181	528,514	2,920	$11.77	$12.69	7.8%

Note: Excludes development parcels and non-retail properties. Texas properties only reflected in Q1 2006.
(1) Compares beginning year AMR of new tenant versus final year AMR of prior tenant.

EQUITY ONE, INC. AND SUBSIDIARIES
OCCUPANCY STATISTICS
As of December 31, 2006

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.

Note: Reflects 140 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS - STATE BREAKOUT
As of December 31, 2006

Note: These charts reflect 140 properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2006

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top ten tenants
Publix	56	2,510,772	14.0%	$19,524,845	10.8%	$7.78
Shaw's/Star Markets	7	457,407	2.6%	8,300,236	4.6%	18.15
Kroger	15	809,689	4.5%	6,551,754	3.6%	8.09
Winn Dixie	13	594,537	3.3%	4,106,169	2.3%	6.91
Bed Bath & Beyond	8	256,689	1.4%	2,615,820	1.5%	10.19
Blockbuster	25	140,924	0.8%	2,366,300	1.3%	16.79
TJX Companies	9	275,658	1.5%	2,340,942	1.3%	8.49
Kmart Corporation	5	439,558	2.5%	1,939,705	1.1%	4.41
CVS Pharmacy	16	166,674	0.9%	1,878,518	1.0%	11.27
Bi-Lo	5	196,742	1.1%	1,757,404	0.9%	8.93

Sub-total top ten tenants	159	5,848,650	32.7%	51,381,693	28.5%	$8.79

Remaining tenants	2,861	10,807,104	60.3%	128,981,059	71.5%	11.93

Sub-total all tenants	3,020	16,655,754	93.0%	180,362,752	100.0%	$10.83

Vacant	341	1,255,900	7.0%	NA	NA	NA

Total including vacant	3,361	17,911,654	100.0%	$180,362,752	100.0%	$10.07

Note: Excludes the six development parcels and the seven other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2006

ALL TENANTS

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	82	145,283	0.8%	$1,854,375	1.0%	$12.76
2007	652	2,051,112	11.5%	24,566,599	13.0%	11.98
2008	593	1,718,992	9.6%	22,841,487	12.1%	13.29
2009	599	2,083,288	11.6%	25,395,777	13.5%	12.19
2010	408	1,893,093	10.6%	21,102,398	11.2%	11.15
2011	358	2,060,865	11.5%	23,089,224	12.2%	11.20
2012	69	965,071	5.4%	8,348,749	4.4%	8.65
2013	39	610,539	3.4%	5,924,879	3.1%	9.70
2014	34	726,513	4.1%	5,740,948	3.0%	7.90
2015	33	459,982	2.6%	4,305,573	2.3%	9.36
2016	36	996,637	5.6%	14,846,290	7.9%	14.90
Thereafter	117	2,944,379	16.3%	30,468,277	16.3%	10.35

Sub-total / average	3,020	16,655,754	93.0%	188,484,576	100.0%	$11.32

Vacant	341	1,255,900	7.0%	NA	NA	NA

Total / average	3,361	17,911,654	100.0%	$188,484,576	100.0%	$10.52

Note: Excludes the six development parcels and the seven other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2006

ANCHOR TENANTS (SF >= 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	0	0	0.0%	$0	0.0%	$0.00
2007	29	795,118	7.0%	5,274,442	6.1%	6.63
2008	22	541,663	4.8%	3,681,582	4.2%	6.80
2009	33	895,596	7.9%	5,727,078	6.6%	6.39
2010	42	1,039,531	9.2%	6,485,178	7.4%	6.24
2011	42	1,294,824	11.4%	8,678,677	10.0%	6.70
2012	22	809,866	7.1%	5,346,895	6.1%	6.60
2013	15	533,716	4.7%	4,255,651	4.9%	7.97
2014	15	661,561	5.8%	4,415,767	5.1%	6.67
2015	13	393,588	3.5%	2,796,204	3.2%	7.10
2016	19	936,602	8.2%	13,377,706	15.4%	14.28
Thereafter	66	2,766,002	24.5%	27,063,224	31.0%	9.78

Sub-total / average	318	10,668,067	94.0%	87,102,404	100.0%	$8.16

Vacant	22	686,121	6.0%	NA	NA	NA

Total / average	340	11,354,188	100.0%	$87,102,404	100.0%	$7.67

Note: Excludes the six development parcels and the seven other properties.

Note: Excludes the six development parcels and the seven other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2006

LOCAL TENANTS (SF < 10,000)

Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	82	145,283	2.2%	$1,854,375	1.8%	$12.76
2007	623	1,255,994	19.2%	19,292,157	19.0%	15.36
2008	571	1,177,329	18.0%	19,159,905	18.9%	16.27
2009	566	1,187,692	18.1%	19,668,699	19.4%	16.56
2010	366	853,562	13.0%	14,617,220	14.4%	17.12
2011	316	766,041	11.6%	14,410,547	14.2%	18.81
2012	47	155,205	2.4%	3,001,854	3.0%	19.34
2013	24	76,823	1.2%	1,669,228	1.6%	21.73
2014	19	64,952	1.0%	1,325,181	1.3%	20.40
2015	20	66,394	1.0%	1,509,369	1.5%	22.73
2016	17	60,035	0.8%	1,468,584	1.4%	24.46
Thereafter	51	178,377	2.7%	3,405,053	3.5%	19.09

Sub-total / average	2,702	5,987,687	91.3%	101,382,172	100.0%	$16.93

Vacant	319	569,779	8.7%	NA	NA	NA

Total / average	3,021	6,557,466	100.0%	$101,382,172	100.0%	$15.46

Note: Excludes the six development parcels and the seven other properties.

Note: Excludes the six development parcels and the seven other properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2006
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 12/31/2006	Balance to Complete

Developments
Hampton Oaks	Atlanta, GA	13.2 acre site for future retail center.	2008	7,600	2,577	5,023
River Green	Canton, GA	9.2 acre site for future retail center	2009	8,000	2,858	5,142
Sunlake	Tampa, FL	Publix-anchored shopping center as part of a 155 acre mixed-use development project.	Fourth quarter 2008	37,600	7,395	30,205
Westridge	McDonough, GA	Completed 66,297 sf Publix anchored center and currently leasing the balance of the space.	Third quarter 2007	8,300	7,395	905
Winchester	Huntsville, AL	Completed 75,000 sf Publix anchored center and currently leasing the balance of the space.	Second quarter 2007	11,500	11,492	8
Subtotal - Developments				73,000	31,717	41,283

Redevelopments/Expansions/Outparcels
Brookside Plaza	Enfield, CT	Redeveloping existing shopping center and reconfigure 25,000 sf of the existing center.	Second quarter 2007	7,000	5,901	1,099
Chapel Trail	Pembroke Pines, FL	Reconfigure 51,703 sf of the existing center.	Fourth quarter 2007	11,500	8,603	2,897
Chestnut Square	Brevard, NC	Construction of a new Walgreen's	Fourth quarter 2007	4,750	1,924	2,826
Mandarin Landing	Jacksonville, FL	Construction of a new Whole Foods and add 4,500 sq ft of retail space.	2008	8,100	2,135	5,965
Mariners Crossing	Spring Hill, FL	Construction of additional 6,300 sq ft out parcel building has commenced.	Fourth quarter 2007	1,500	318	1,182
Stanley Market Place	Stanley, NC	Construction of a new Food Lion and add 7,000 sq ft of retail space.	Third quarter 2007	6,500	3,363	3,137
Belfair Towne Village	Bluffton, SC	Completed the addition of 41,250 sq ft of retail space to the exisitng center.	Third quarter 2007	5,300	4,935	365
Subtotal - Redevelopments/Expansions/Outparcels				44,650	27,179	17,471
Total - Development Activity				$ 117,650	$ 58,896	$ 58,754

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of December 31, 2006
(in thousands, except square foot data)

2006 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price
Jan. 4, 2006	Dolphin Village	St. Pete Beach	FL	138,129	$ 28,000
Jan. 12, 2006	Brookside Plaza	Enfield	CT	210,787	28,500
Jan. 26, 2006	Commonwealth II	Jacksonville	FL	53,598	600
Mar. 3, 2006	Piedmont Peachtree Crossing	Buckhead	GA	152,239	47,950
Mar. 20, 2006	Prosperity Office Building	Palm Beach Gardens	FL	3,200	1,400
Apr. 20, 2006	Alafaya Village	Orlando	FL	39,477	6,638
Apr. 26, 2006	Chestnut Square out parcel	Brevard	NC	1,070	475
May 5, 2006	Sunpoint Shopping Center	Ruskin	FL	132,374	7,500
May 10, 2006	Chapel Trail Plaza	Pembroke Pines	FL	56,378	8,900
Jun. 23, 2006	Union City	Fairburn	GA	101 Acres	8,000
Aug. 25, 2006	Milestone Plaza	Greenville	SC	93,655	20,200
Aug. 31, 2006	Shoppes at Quail Roost	Miami	FL	73,550	15,435
Sep. 1, 2006	Coral Reef Shopping Center	Palmetto Bay	FL	74,680	21,200
Sep. 14, 2006	Cutler Ridge	Miami	FL	6,897	1,350
Sep. 14, 2006	Westport out parcels (2)	Davie	FL	9,768	2,200
Oct. 12, 2006	Webster Plaza	Webster	MA	200,681	17,825
Oct. 16, 2006	Oaktree Plaza	North Palm Beach	FL	24,145	3,850
Nov. 27, 2006	St. Lucie Land	Port St. Lucie	FL	15.93 Acres	7,633
Nov. 30, 2006	Hampton Oaks	Atlanta	GA	13.2 Acres	2,400
Dec. 8, 2006	Midpoint Center	Cape Coral	FL	75,386	12,450
Dec. 8, 2006	Shoppes of Andros Isles	West Palm Beach	FL	79,420	13,835
Dec. 8, 2006	South Point Center	Vero Beach	FL	64,790	14,590

Total					$ 270,931

2006 Disposition Activity
Date Sold	Property Name	City	State	Square Feet/ Acres	Gross Sales Price	Gain on Sale
Mar. 27, 2006	Scottsville Square	Bowling Green	KY	38,450	$ 2,500	$ 478
Apr. 25, 2006	Sutherland Lumber	Marble Falls	TX	53,571	2,000	3
Apr. 25 & Dec 13, 2006	29 property portifolio	Various	TX	2,805,322	390,200	106,884
May 2, 2006	Hedwig	Houston	TX	69,504	13,350	5,630
Jul. 31, 2006	Crossroads (Lowe's)	Pembroke Pines	FL	177,929	7,678	2,173
Sale of income producing property					415,728	115,168

Feb. 7, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	875	314
Apr. 10, 2006	Westridge out parcel	McDonough	GA	1.0 Acre	583	202
Apr. 25, 2006	6 Texas land parcels	Various	TX	Various	15,513	5,982
Sep. 29, 2006	River Green land parcel	Canton	GA	2.0 Acres	1,500	439
Sale of real estate					18,471	6,937
Total					$ 434,199	$ 122,105

Properties Held for Sale as of December 31, 2006
		Property Name	City	State
		Winchester Plaza	Huntsville	AL
		Pinhook Office Building	Lafayette	LA
	*	Sunlake land parcel	Tampa	FL

*	Indicates a portion of this property is held for sale.

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of December 31, 2006

BB&T Capital Markets Stephanie M. Krewson 804-782-8784	Bear Stearns & Co. Inc. Ross Smotrich 212-272-8046	BMO Capital Markets Paul Adornato 212-885-4170

Rob Whittemore 804-782-8796	Amy L. Young, CFA 212-272-3523

Deutsche Bank Securities Inc. Louis W. Taylor 212-250-4912	Friedman Billings Ramsey Paul Morgan 703-469-1255	JP Morgan Securities Inc. Michael W. Meuller, CFA 212-622-6689	Merrill Lynch Craig Schmidt 212-449-1944

Christeen Kim 212-250-6771	Michael Blank 703-469-1115	Joseph Dazio 212-622-6416	Steve Sakwa 212-449-0335

	Ron She 703-312-9683		Bradley Kritzer 212-449-1167

Miller Tabak & Co., LLC Tom Mitchell 518-523-3261	Raymond James & Assoc. Paul D. Puryear 727-567-2253	Royal Bank of Canada Richard Moore 216-378-7625	Stifel, Nicolaus & Co., Inc. David M. Fick, CPA 410-454-5018

	Ken Avalos 727-567-2660		Nathen Isbee 410-454-4143